Special Items	3 Months Ended
Mar. 31, 2016
Unusual or Infrequent Items, or Both [Abstract]
Special Items
Special Items
We have incurred charges or realized benefits that either we do not believe to be indicative of our core operations, or we believe are significant to our current operating results warranting separate classification. As such, we have separately classified these charges (benefits) as special items. The table below summarizes special items recorded by segment:

	Three Months Ended
	March 31, 2016	March 31, 2015
	(In millions)
Employee-related restructuring charges
Europe	$(1.6)	$(1.2)
Impairments or asset abandonment charges
Canada - Asset abandonment(1)	1.1	—
Europe - Asset abandonment(2)	2.3	11.8
Unusual or infrequent items
Europe - Flood loss (insurance reimbursement), net	—	(2.0)
Other (gains) losses
Canada - Gain on sale of asset(1)	(110.4)	—
Total Special items, net	$(108.6)	$8.6

(1)
As a result of the ongoing strategic review of our Canadian supply chain network, in October 2015, we entered into an agreement to sell our Vancouver brewery for CAD 185.0 million, with the intent to use the proceeds from the sale to help fund the construction of an efficient and flexible brewery in British Columbia. The sale was fully completed on March 31, 2016, resulting in a $110.4 million gain, which was recorded as a special item in the first quarter. The net cash proceeds, which remained in trust following the completion of the sale, were received on April 1, 2016. Accordingly, other receivables, net on the unaudited condensed consolidated balance sheet as of March 31, 2016, includes CAD 183.1 million ($140.8 million) of net proceeds from the sale of the brewery. This amount represents a non-cash investing activity on the unaudited condensed consolidated statement of cash flows for the three months ended March 31, 2016.

Further, in conjunction with the sale, we agreed to leaseback the existing property to continue operations on an uninterrupted basis, while the new brewery is being constructed, for a cost of approximately CAD 5 million per annum. During the first quarter of 2016, we also incurred accelerated depreciation charges in excess of normal depreciation of $1.1 million related to equipment that continues to be owned by the Company and utilized during the leaseback period to support ongoing operations. We currently plan to dispose of this equipment following the brewery closure. We expect to incur additional special charges, including estimated accelerated depreciation charges of approximately CAD 18 million, through final closure of the brewery, which is currently anticipated to occur at the end of 2018.
We have evaluated this transaction pursuant to the accounting guidance for sale-leaseback transactions, and concluded that the relevant criteria had been met for full gain recognition.

(2)
As part of our continued strategic review of our European supply chain network, in the first quarter of 2016 we incurred $2.3 million of charges associated with the closure of our Burton South, Plovdiv and Alton breweries, of which $1.9 million represents accelerated depreciation charges in excess of our normal depreciation. During the first quarter of 2015, we incurred $11.8 million of accelerated depreciation in excess of our normal depreciation associated with the Alton brewery.

We expect to incur additional future accelerated depreciation in excess of our normal depreciation of approximately GBP 8 million related to the Burton South brewery through the third quarter of 2017. We do not expect to incur future accelerated depreciation on the Alton and Plovdiv breweries. We may recognize other charges or benefits related to these brewery closures, which cannot currently be estimated and will be recorded within special items.
Restructuring Activities
We have continued our ongoing assessment of our supply chain strategies across our segments in order to align with our cost saving objectives. As part of this strategic review, which began in 2014, we have started closing certain breweries including the Alton and Plovdiv breweries and the planned closures of the Vancouver and Burton South breweries. As a result of these restructuring activities, we have reduced employment levels by approximately 369 employees, of which approximately 297 and 72 relate to 2015 and 2014 restructuring programs, respectively. Consequently, we recognized severance and other employee related charges, which we have recorded as special items within our unaudited condensed consolidated statements of operations. We will continue to evaluate our supply chain network and seek opportunities for further efficiencies and cost savings, and we therefore may incur additional restructuring related charges in the future.
The accrued restructuring balances represent expected future cash payments required to satisfy the remaining severance obligations to terminated employees, the majority of which we expect to be paid in the next 12 to 33 months. The table below summarizes the activity in the restructuring accruals by segment:

	Canada	Europe	MCI	Corporate	Total
	(In millions)
Total at December 31, 2015	$2.3	$5.6	$1.3	$—	$9.2
Charges incurred	—	—	—	—	—
Payments made	(0.1)	(0.3)	(1.3)	—	(1.7)
Changes in estimates	—	(1.6)	—	—	(1.6)
Foreign currency and other adjustments	0.1	(0.1)	—	—	—
Total at March 31, 2016	$2.3	$3.6	$—	$—	$5.9

	Canada	Europe	MCI	Corporate	Total
	(In millions)
Total at December 31, 2014	$3.8	$11.5	$—	$0.2	$15.5
Charges incurred	—	—	—	—	—
Payments made	(1.4)	(0.6)	—	(0.2)	(2.2)
Changes in estimates	—	(1.2)	—	—	(1.2)
Foreign currency and other adjustments	(0.3)	(0.6)	—	—	(0.9)
Total at March 31, 2015	$2.1	$9.1	$—	$—	$11.2